Putnam

Dynamic Asset Allocation

Balanced Fund

Summary Prospectus	February 1, 2026

FUND SYMBOLS	CLASS A	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y

	PABAX	AABCX	—	PAARX	PAADX	PAAEX	PABYX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated February 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

The fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 44 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page 28 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)

Class A	5.75%	1.00%[1]

Class C	None	1.00%[2]

Class P	None	None

Class R	None	None

Class R5	None	None

Class R6	None	None

Class Y	None	None

[1]	Applies only to certain redemptions of shares bought with no initial sales charge.

[2]	This charge is eliminated after one year.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees[1]	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses

Class A	0.50%	0.25%	0.15%	0.90%

Class C	0.50%	1.00%	0.15%	1.65%

Class P	0.50%	None	0.05%	0.55%

Class R	0.50%	0.50%	0.15%	1.15%

Class R5	0.50%	None	0.19%	0.69%

Class R6	0.50%	None	0.09%	0.59%

Class Y	0.50%	None	0.15%	0.65%

1 The Investment Manager, as defined below, has contractually agreed to waive the management fee it receives from the fund in an amount equal to the management fee paid by the Cayman Islands-based company that is wholly owned by the fund (“Subsidiary”). This waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$662	$846	$1,046	$1,620
Class C	$268	$520	$896	$1,753
Class C (no redemption)	$168	$520	$896	$1,753
Class P	$56	$176	$307	$689
Class R	$117	$365	$632	$1,398
Class R5	$70	$221	$384	$859
Class R6	$60	$189	$330	$739
Class Y	$66	$207	$361	$808

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 158%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, the Investment Manager adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	60%	45-75%

Fixed Income	40%	25-55%

The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. The Investment Manager may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The Investment Manager may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The Investment Manager may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes.

The fund may invest directly or indirectly through its wholly-owned and controlled Subsidiary, which like the fund, is advised by the Investment Manager. The fund may invest no more than 25% of its assets in the Subsidiary. Currently, the fund does not expect to invest significantly in the Subsidiary. The Subsidiary will invest primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the Subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the Subsidiary.

Risks

It is important to understand that you can lose money by investing in the fund.

The fund’s allocation of assets among asset classes may hurt performance, and the Investment Manager’s efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments risk: The risks associated with bond investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage- and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

Foreign investments risk: The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of economic sanctions or currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Derivatives risk: The fund’s use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and the Putnam Balanced Blended Benchmark, which was comprised of 50% Russell 3000® Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index-NR and 5% JPMorgan Developed High Yield Index through January 31, 2026 and is comprised of 48% Russell 3000® Index, 32% Bloomberg U.S. Aggregate Bond Index, 12% MSCI All Country World Ex-U.S. Index-NR, 6% Bloomberg Global Aggregate ex-USD Index Hedged USD and 2% Bloomberg U.S. Corporate High Yield Index thereafter. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Annual total returns for class A shares before sales charges

Best Quarter:	Q2 2020	13.38%

Worst Quarter:	Q1 2020	-13.19%

Average annual total returns after sales charges

(for periods ended 12/31/25)

Share class	1 year	5 years	10 years
Class A before taxes	8.27%	7.12%	7.82%
Class A after taxes on distributions	5.50%	4.62%	5.93%
Class A after taxes on distributions and sale of fund shares	5.32%	4.70%	5.60%
Class C before taxes	13.03%	7.59%	7.81%
Class P before taxes*	15.28%	8.80%	8.86%
Class R before taxes	14.63%	8.13%	8.19%
Class R5 before taxes	15.07%	8.64%	8.72%
Class R6 before taxes	15.18%	8.75%	8.82%
Class Y before taxes	15.14%	8.67%	8.73%
Russell 3000 Index (no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index- NR)**	14.67%	7.63%	9.14%

*

Performance for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it been adjusted, returns would have been higher.

**	Effective February 1, 2026, the Putnam Balanced Blended Benchmark composition changed from 50%

Russell 3000® Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index-NR and 5% JPMorgan Developed High Yield Index (the “Prior Composition”) to 48% Russell 3000® Index, 32% Bloomberg U.S. Aggregate Bond Index, 12% MSCI All Country World Ex-U.S. Index-NR, 6% Bloomberg Global Aggregate ex-USD Index Hedged USD and 2% Bloomberg U.S. Corporate High Yield Index (the “New Composition”). The fund’s Investment Manager believes the New Composition better reflects the fund’s current portfolio.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class C share performance reflects conversion to class A shares after eight years.

Important data provider notices and terms are available at

www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

The Putnam Advisory Company, LLC (“PAC”)

Portfolio managers

Adrian H. Chan, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2021.

Brett S. Goldstein, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2019.

Jacqueline H. Kenney, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2025.

Thomas A. Nelson, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2025.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581.

Class P shares are only available to other funds and accounts managed by the Investment Manager or its affiliates.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although the fund reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (“NYSE”) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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